[CONFORMED COPY]









                               SECURITY AGREEMENT


                           Dated as of August 16, 2002


                                      from


                         The Grantors referred to herein


                                   AS GRANTORS


                                       to


                              BANK OF AMERICA, N.A.


                               AS COLLATERAL AGENT

                                TABLE OF CONTENTS

                           --------------------------

                                                                            PAGE
SECTION 1.  DEFINITIONS........................................................2
                                                                               -
SECTION 2.  GRANT OF SECURITY..................................................5
                                                                               -
SECTION 3.  SECURITY FOR OBLIGATIONS..........................................12
                                                                              --
SECTION 4.  GRANTORS REMAIN LIABLE............................................13
                                                                              --
SECTION 5.  DELIVERY AND CONTROL OF SECURITY COLLATERAL.......................13
                                                                              --
SECTION 6.  MAINTAINING THE ACCOUNT COLLATERAL................................15
                                                                              --
SECTION 7.  INVESTING OF AMOUNTS IN THE LC COLLATERAL ACCOUNT.................16
                                                                              --
SECTION 8.  MAINTAINING LETTER OF CREDIT RIGHTS AND GIVING NOTICE OF
          COMMERCIAL TORT CLAIMS..............................................17
                                                                              --
SECTION 9.  REPRESENTATIONS AND WARRANTIES....................................17
                                                                              --
SECTION 10.  FURTHER ASSURANCES...............................................20
                                                                              --
SECTION 11.  POST-CLOSING CHANGES; COLLECTIONS ON ASSIGNED AGREEMENTS,
          RECEIVABLES AND RELATED CONTRACTS...................................21
                                                                              --
SECTION 12.  AS TO INTELLECTUAL PROPERTY COLLATERAL...........................22
                                                                              --
SECTION 13.  VOTING RIGHTS; DIVIDENDS; ETC....................................24
                                                                              --
SECTION 14.  AS TO LETTER-OF-CREDIT RIGHTS....................................25
                                                                              --
SECTION 15.  INSURANCE RECEIVABLES............................................26
                                                                              --
SECTION 16.  TRANSFERS AND OTHER LIENS........................................26
                                                                              --
SECTION 17.  COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT......................26
                                                                              --
SECTION 18.  COLLATERAL AGENT MAY PERFORM.....................................27
                                                                              --
SECTION 19.  THE COLLATERAL AGENT'S DUTIES....................................27
                                                                              --
SECTION 20.  REMEDIES.........................................................28
                                                                              --
SECTION 21.  INDEMNITY AND EXPENSES...........................................35
                                                                              --
SECTION 22.  EFFECTIVENESS....................................................35
                                                                              --
SECTION 23.  AMENDMENTS; WAIVERS; COLLATERAL AGENT ACTIONS; ADDITIONAL
          GRANTORS; ETC.......................................................35
                                                                              --
SECTION 24.  NOTICES; ETC.....................................................36
                                                                              --
SECTION 25.  CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT
          AGREEMENT...........................................................37
                                                                              --
SECTION 26.  RELEASE; TERMINATION.............................................37
                                                                              --
SECTION 27.  SECURITY INTEREST ABSOLUTE.......................................38
                                                                              --
SECTION 28.  EXECUTION IN COUNTERPARTS........................................39
                                                                              --
SECTION 29.  THE MORTGAGES....................................................40
                                                                              --
SECTION 30.  GOVERNING LAW....................................................40
                                                                              --
SECTION 31.  LIMITATION OF LIABILITY..........................................40
                                                                              --

                                                                          PAGE

Schedules
Schedule I          -   Pledged Equity
Schedule II         -   Pledged Debt
Schedule III        -   Patents, Trademarks and Trade Names and Copyrights
Schedule IV         -   Account Collateral
Schedule V          -   Commercial Tort Claims
Schedule VI-A       -   Secured Hedging Agreements
Schedule VI-B       -   Original Secured Cash Management Agreements
Schedule VII        -   Insurance Receivables

Exhibits
Exhibit A           -   Form of Security Agreement Supplement
Exhibit B           -   Form of Account Control Agreement (Deposit
                        Account/Securities Account)
Exhibit C           -   Form of Consent and Agreement (Insurance Receivables)
Exhibit D           -   Form of Securities Account Control Agreement (Securities
                        Account)
Exhibit E           -   Form of Intellectual Property Security Agreement
Exhibit F           -   Form of Intellectual Property Security Agreement
                        Supplement
Exhibit G           -   Form of Perfection Certificate

                               SECURITY AGREEMENT

           SECURITY AGREEMENT dated as of August 16, 2002 made by FOSTER WHEELER LLC, a Delaware limited liability company (the "COMPANY"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 23(B)) (the Company, the Persons so listed and the Additional Grantors being, collectively, the "GRANTORS"), to BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as Collateral Agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement (as hereinafter defined), the "COLLATERAL AGENT").

                             PRELIMINARY STATEMENTS.

           (1) Certain of the Grantors have entered into a Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"), with the Lenders and the Agents (each as defined therein).

           (2) It is a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the LC Issuer under the Credit Agreement and the entry into the Secured Hedging Agreements (as hereinafter defined) and the Secured Cash Management Agreements (as hereinafter defined) by the Lender Parties party thereto that the Grantors shall have entered into this Agreement in order to grant to the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) a security interest in the Collateral (as hereinafter defined).

           (3) The Grantors have agreed to grant, and pursuant to this Agreement have granted, an equal and ratable security interest in and to the Restricted Collateral (as hereinafter defined) to secure the Senior Note Obligations (as hereinafter defined) to the extent required by the Indenture.

           (4) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

           NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the LC Issuer to issue Letters of Credit under the Credit Agreement and to induce the Lender Parties party thereto to enter into the Secured Hedging Agreements and the Secured Cash Management Agreements, each Grantor hereby agrees with the Collateral Agent for the benefit of the Secured Parties as follows:

           SECTION 1. DEFINITIONS. (a) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement.

            (b) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.

            (c)   The following additional terms have the following meanings:

           "CARIBE LETTER" means the Letter Agreement dated July 17, 2001 from Foster Wheeler International Corporation to Banco Mercantil C.A. Banco Universal relating to Foster Wheeler Caribe Corporation, C.A.

           "CASH MANAGEMENT AGREEMENTS" means agreements in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds between any Grantor and a Person that was, as of the Effective Date (in the case of Cash Management Agreements listed on Schedule VI-B) or the date of designation of such Cash Management Agreement as an Additional Secured Obligation (in the case of Cash Management Agreements designated as Additional Secured Obligations pursuant to Section 3(B)), as the case may be, a Lender or an Affiliate of a Lender.

           "COMPANY SUBSIDIARY" means any Grantor that is a corporation, partnership, association, company, joint-stock company or business trust of which securities having ordinary voting power, in the absence of contingencies, to elect at least a majority of directors, are owned directly or indirectly by the Company.

           "CONSOLIDATED NET TANGIBLE ASSETS" has the meaning ascribed thereto in the Indenture.

           "DEBT" has the meaning ascribed thereto in the Indenture.

           "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

           "LENDER PARTIES" means any holder of any Obligation or any Additional Secured Obligation.

           "PERFECTION CERTIFICATE" means, with respect to any Grantor, a certificate substantially in the form of Exhibit G, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Collateral Agent, and signed by an officer of such Grantor.

           "POST-PETITION INTEREST" means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

           "PRINCIPAL PROPERTY" means any facility owned by the Company or any Company Subsidiary, in each case, the gross book value of which on the date of determination exceeds 1% of Consolidated Net Tangible Assets.

           "RESTRICTED COLLATERAL" means any Collateral consisting of Principal Property of the Company or any Company Subsidiary, or any shares of stock or Debt of any Company Subsidiary.

           "SECURED PARTIES" means the Lender Parties and the Senior
Noteholders.

           "SENIOR NOTEHOLDERS" means the holders from time to time of the Senior Notes.

           "SENIOR NOTE OBLIGATIONS" means all indebtedness, obligations and liabilities of the Company and the other Grantors to the Senior Noteholders from time to time arising under or in connection with or related to (including under any guaranty of) or evidenced by the Senior Notes or the Indenture, and all extensions or renewals thereof, whether such indebtedness, obligations or liabilities are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now, existing or hereafter arising. Without limitation of the foregoing, such indebtedness, obligations and liabilities include the principal amount of the Senior Notes, premium, interest (including Post-Petition Interest), fees, indemnities or expenses under or in connection with (including all guaranties of) the Senior Notes or the Indenture, and all extensions and renewals thereof, whether or not such indebtedness, obligations or liabilities were made in compliance with the terms and conditions of the Indenture or in excess of the obligation of the Senior Noteholders to lend. Senior Note Obligations shall remain Senior Note Obligations notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Senior Note Obligations or any interest therein.

           "TRUSTEE" means Harris Trust and Savings Bank, as trustee (or any successor in such capacity) for the Senior Noteholders.

           "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; PROVIDED that, if perfection or the effect of perfection or non perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.

           "UNRESTRICTED COLLATERAL" means all Collateral other than Restricted Collateral.

           (d) Each of the following terms is defined in the Section set forth opposite such term:


TERM                                             SECTION
Account Collateral                               2(a)(vi)
                                                 --------
Account Control Agreement                        6(a)
                                                 ----
Additional Grantor                               23(b)
                                                 -----
Additional Secured Obligation                    3(b)
                                                 ----
After-Acquired Intellectual Property             12(d)
                                                 -----
Agreement Collateral                             2(a)(v)
                                                 -------
Asbestos Policy                                  15
                                                 --
Assigned Agreements                              2(a)(v)
                                                 -------
Bank of America                                  Introduction
Collateral                                       2
Collateral Agent                                 Introduction
Collateral Deposit Account                       2(a)(vi)(A)
                                                 -----------
Commercial Tort Claims Collateral                2(a)(viii)
                                                 ----------
Company                                          Introduction
Computer Software                                2(a)(vii)(E)
                                                 ------------
Copyrights                                       2(a)(vii)(C)
                                                 ------------
Credit Agreement                                 Preliminary Statement
Equipment                                        2(a)(i)
                                                 -------
Grantors                                         Introduction
Indemnified Party                                21
                                                 --
Initial Pledged Debt                             2(a)(iv)(B)
                                                 -----------
Initial Pledged Equity                           2(a)(iv)(A)
                                                 -----------
Insurance Receivables                            2(a)(x)
                                                 -------





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




Intellectual Property Collateral                 2(a)(vii)
                                                 ---------
Intellectual Property Security Agreement         12(c)
                                                 -----
Inventory                                        2(a)(ii)
                                                 --------
IP Security Agreement Supplement                 2(a)(vii)(A)
                                                 ------------
LC Collateral Account                            2(a)(vi)(A)(2)
                                                 --------------
Licenses                                         2(a)(vii)(F)
                                                 ------------
Original Secured Cash Management                 3(a)
                                                 ----
Agreements
Other Deposit Accounts                           2(a)(vi)(A)(3)
                                                 --------------
Patents                                          2(a)(vii)(A)
                                                 ------------
Pledged Account Banks                            6(a)
                                                 ----
Pledged Debt                                     2(a)(iv)(D)
                                                 -----------
Pledged Equity                                   2(a)(iv)(C)
                                                 -----------
Receivables                                      2(a)(iii)
                                                 ---------
Related Contracts                                2(a)(iii)
                                                 ---------
Release Conditions                               6
                                                 -
Secured Cash Management Agreements               3(b)
                                                 ----
Secured Hedging Agreements                       3(a)
                                                 ----
Secured Obligations                              3(a)
                                                 ----
Securities Account Control Agreement             5(c)
                                                 ----
Securities Act                                   20(g)(i)
                                                 --------
Security Agreement Supplement                    23(b)
                                                 -----
Security Collateral                              2(a)(iv)
                                                 --------
Subagent                                         19(c)
                                                 -----
Trade Secrets                                    2(a)(vii)(D)
                                                 ------------
Trademarks                                       2(a)(vii)(B)
                                                 ------------

           SECTION 2. GRANT OF SECURITY. (a) Subject to subsection (b) below, each Grantor hereby pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

            (i) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is imbedded in and is part of the equipment (any and all such property being the "EQUIPMENT");

           (ii) all inventory in all of its forms, including, without limitation, (A) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (B) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (C) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is imbedded in and is part of the inventory (any and all such property being the "INVENTORY");

           (iii) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clauses (iv), (v) or (vi) below, being the "RECEIVABLES", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "RELATED CONTRACTS");

           (iv)   the following (the "SECURITY COLLATERAL"):

                           (A) the shares of stock or other Equity Interests
                     (the "INITIAL PLEDGED EQUITY") set forth opposite such Grantor's name on and as otherwise described in Schedule I hereto and issued by the Persons named therein, and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

                           (B) the indebtedness (the "INITIAL PLEDGED DEBT")
                     owed to such Grantor (including the indebtedness in a principal amount of $1,000,000 or more set forth opposite such Grantor's name on and as otherwise described in
                     Schedule II hereto and issued by the obligors named therein), and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                           (C) all additional shares of stock and other Equity
                     Interests of or in any issuer of the Initial Pledged Equity, any Subsidiary directly owned by such Grantor, or any successor entity from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "PLEDGED EQUITY"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;

                           (D) all additional indebtedness from time to time
                     owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "PLEDGED DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                           (E) all other investment property (including, without
                     limitation, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

            (v) all contracts or agreements to which any Grantor is a party, in each case as such contracts or agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

           (vi)   the following (collectively, the "ACCOUNT COLLATERAL"):

                           (A) (1) the collateral deposit account, Account No.
                     24900750 (the "COLLATERAL DEPOSIT ACCOUNT"), with Bank of America at its office at 100 N. Tryon Street, Charlotte, NC 28255- 0001, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement, (2) a letter of credit collateral deposit account, Account No. 249-00011-1-8 CAC (the "LC COLLATERAL ACCOUNT"), with Bank of America at its office at 100 N. Tryon Street, Charlotte, NC 28255-0001, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement, (3) all other deposit accounts from time to time maintained with any Lender or an Affiliate of a Lender listed on Schedule IV hereto (the "OTHER DEPOSIT ACCOUNTS"), each in the name of a Grantor and subject to the terms of this Agreement, and
                     (4) all funds and financial assets from time to time credited thereto (including, without limitation, all Temporary Cash Investments), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Deposit Account, the LC Collateral Account and the Other Deposit Accounts;

                           (B) all promissory notes, certificates of deposit,
                     deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor; and

                           (C) all interest, dividends, distributions, cash,
                     instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

          (vii) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                           (A) all United States, international and foreign
                     patents, patent applications, utility models, and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit F hereto (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "PATENTS");

                           (B) all trademarks (including, without limitation,
                     service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "TRADEMARKS");

                           (C) all copyrights, copyright applications, copyright
                     registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in
                     Schedule III hereto (as such Schedule III may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "COPYRIGHTS");

                           (D) all proprietary information, including, without
                     limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "TRADE SECRETS");

                           (E) all software, including, without limitation,
                     computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "COMPUTER SOFTWARE");

                           (F) all license agreements, permits, authorizations
                     and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, and all income, royalties and other payments now or hereafter due and/or payable to such Grantor with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises (the "LICENSES"); and

                           (G) any and all claims for damages for past, present
                     and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

           (viii) all commercial tort claims described in Schedule V hereto (collectively, the "COMMERCIAL TORT CLAIMS COLLATERAL");

           (ix) all books and records (including, without limitation, customer lists, credit files, computer programs, software, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral;

            (x) all rights to reimbursement or other payment under or in respect of any insurance policy (any and all such property being the "INSURANCE RECEIVABLES"); and

           (xi) all proceeds of, collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (j) of this Section 2 and this clause (k) and, to the extent not otherwise included, all (A) payments under Property Insurance Policies (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

            (b) Notwithstanding the foregoing, the Collateral shall not include:

            (i) any accounts receivable and related assets that are subject to a security interest (including a security interest arising by virtue of a sale thereof) permitted by the Credit Agreement and created in connection with a Securitization Transaction;

           (ii) any voting Equity Interests in any Foreign Subsidiary in excess of 66% of all voting Equity Interests in such Foreign Subsidiary;

          (iii) motor vehicles and other assets the perfection of a security interest in which is subject to a certificate of title statute in the relevant jurisdiction;

           (iv) Equipment and other assets (x) leased by a Grantor under a lease that prohibits the granting of a Lien on such Equipment or other assets or (y) owned by a Grantor and subject to a Lien permitted under the Credit Agreement if the terms of such Lien prohibit the granting of another security interest in such Equipment or other assets;

            (v) any general intangibles or other rights arising under any agreement, contract, instrument, lease, license or other document (including any of the Assigned Agreements and/or Related Contracts) if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained, PROVIDED that, upon the request of the Collateral Agent, each Grantor shall use all reasonable efforts to obtain any such required consent that is reasonably obtainable.

           SECTION 3. SECURITY FOR OBLIGATIONS. (a) This Agreement secures, in the case of each Grantor, (i) the payment of the Obligations (including Post-Petition Interest thereon), (ii) all obligations in respect of the Hedging Agreements and other agreements listed on Schedule VI-A ("SECURED HEDGING AGREEMENTS") and the Cash Management Agreements listed on Schedule VI-B (the "ORIGINAL SECURED CASH MANAGEMENT AGREEMENTS") and, in each case, all interest (including Post-Petition Interest) thereon, (iii) all obligations designated by the Company as Additional Secured Obligations pursuant to Section 3(b) (including Post-Petition Interest thereon) and (iv) solely with respect to Restricted Collateral of such Grantor, the Senior Note Obligations (including Post-Petition Interest thereon) (the obligations described in clauses (i) through (iv) of this subsection (a) and any Additional Secured Obligations (as defined below), collectively, the "SECURED OBLIGATIONS").

            (b) The Company may from time to time designate its obligations under any Cash Management Agreement (together with the Original Cash Management Agreements, the "SECURED CASH MANAGEMENT AGREEMENTS") as an additional Secured Obligation (an "ADDITIONAL SECURED OBLIGATION") for purposes hereof by delivering to the Collateral Agent a certificate signed by a Responsible Officer that identifies such Cash Management Agreement, specifying the name and address of the other party thereto (which must be a Lender or an Affiliate of a Lender at the time of such designation) and the expiration date thereof, and states that the Company's obligations thereunder are designated as Secured Obligations for purposes hereof.

           SECTION 4. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

           SECTION 5. DELIVERY AND CONTROL OF SECURITY COLLATERAL. (a) All certificates or instruments representing or evidencing Security Collateral constituting Pledged Equity or Pledged Debt in a principal amount of $1,000,000 or more shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent, and no certificates shall be issued with respect to any entity which has Pledged Equity hereunder unless such certificates are duly pledged promptly thereafter to the Collateral Agent as and to the extent required hereunder. Upon prior written notice to the Company (and, in the case of the Pledged Equity in Foreign Holdings, subject to any required approval from the Bermuda Monetary Authority), the Collateral Agent shall have the right, at any time in its discretion, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 13(a), in each case to the extent required to ensure the perfection of the Collateral Agent's security interest or, upon the occurrence of an Event of Default, to exercise any remedies hereunder. In addition, in connection with any exercise of remedies by the Collateral Agent hereunder, the Collateral

Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

            (b) With respect to any Security Collateral constituting Pledged Equity of a Subsidiary or joint venture in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof (or in the case of an issuer that is not a Subsidiary, such Grantor will use its reasonable efforts to cause the issuer thereof) either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that, upon the occurrence and during the continuance of an Event of Default, such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent.

            (c) With respect to any Security Collateral in which any Grantor has any right, title or interest valued at $1,000,000 or more and that constitutes a security entitlement in which the Collateral Agent is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that, upon notice from the Collateral Agent of the occurrence and continuance of an Event of Default, such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit D hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a "SECURITIES ACCOUNT CONTROL AGREEMENT").

            (d) No Grantor will change or add any securities intermediary that maintains any securities account in which any of the Security Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 5 in order to perfect the security interest granted hereunder in such Collateral.

            (e) Notwithstanding anything to the contrary set forth in this Agreement (including this Section 5), it is understood and agreed that (i) with respect to Security Collateral constituting uncertificated securities issued by the Perryville III Trust, the applicable Grantor shall comply with the provisions of this Section 5 as promptly as practicable after the Effective Date, (ii) with respect to Security Collateral constituting certificated securities issued by HFM Tray Canada Ltd., the applicable Grantor shall only be required to use commercially reasonable efforts to comply with the provisions of this Section 5 as promptly as practicable after the Effective Date, and (iii) with respect to Security Collateral constituting Pledged Equity of Foreign Subsidiaries, the applicable Grantors shall comply with the provisions of this Section 5 as promptly as practicable after the Effective Date, except that in the case of this clause
(ii) no Grantor shall be required to take any such action that would be contrary to the local law applicable to any such Foreign Subsidiary or which would require such Grantor or Foreign Subsidiary to seek approval from any local governmental authority having jurisdiction over such Foreign Subsidiary.

           SECTION 6. MAINTAINING THE ACCOUNT COLLATERAL. Until (i) all Loans and other Obligations of the Grantors have been paid, (ii) no Letters of Credit remain outstanding, (iii) no Secured Hedging Agreements or Secured Cash Management Agreements remain in effect, (iv) no Lender has any Commitment and
(v) either (x) all Senior Note Obligations have been paid or (y) the Collateral Agent has received an opinion of counsel to the Grantors in form and substance satisfactory to the Collateral Agent that the Senior Notes are not required to be secured by any of the Collateral (the satisfaction of all such conditions, the satisfaction of the "RELEASE CONDITIONS"):

            (a) Except as contemplated by Section 6.16 of the Credit Agreement, each Grantor will maintain all Account Collateral only with a Lender or an Affiliate of a Lender (a "PLEDGED ACCOUNT BANK") that has agreed, in a record authenticated by the Grantor, the Collateral Agent and the Pledged Account Bank, to (i) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral maintained with such Pledged Account Bank without the further consent of the Grantor and (ii) waive or subordinate in favor of the Collateral Agent all claims of such Pledged Account Bank (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance satisfactory to the Collateral Agent (the "ACCOUNT CONTROL AGREEMENT").

            (b) Except to the extent set forth in an applicable Account Control Agreement, if any, the Collateral Agent shall have sole right to direct the disposition of funds with respect to each of the Collateral Deposit Account and the LC Collateral Account; and it shall be a term and condition of each of the Collateral Deposit Account and the LC Collateral Account, subject solely to any term to the contrary set forth in an applicable Account Control Agreement, if any, that no amount (including, without limitation, interest on Temporary Cash Investments credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Company or any other Person from the Collateral Deposit Account or the LC Collateral Account, as the case may be.

            (c) So long as no Event of Default shall have occurred and be continuing, the Collateral Agent will pay and release to the Company or at its order or, at the request of the Company, to the Administrative Agent to be applied to the Obligations of the Company (or, to the extent permitted by the Credit Agreement, to the Trustee to be applied to the Senior Note Obligations),
(x) in the case of the LC Collateral Account, such amount, if any, as is then on deposit in the LC Collateral Account to the extent permitted to be released under the terms of the Credit Agreement and (y) in the case of the Collateral Deposit Account, the amount, if any, by which the aggregate principal amount of the Cash and Temporary Cash Investments credited to the Collateral Deposit Account exceeds the aggregate amount of the outstanding Secured Obligations at such time.

            (d) Notwithstanding anything to the contrary set forth in this Agreement (including this Section 6), it is understood and agreed that (i) with respect to Account Collateral maintained with National Westminster Bank, the applicable Grantors shall close the applicable accounts within three weeks of the Effective Date and transfer any amounts contained therein to other accounts satisfying the requirements of this Section 6, and (ii) with respect to Account Collateral maintained with ABN AMRO Bank, N.V., the applicable Grantors shall use commercially reasonable efforts to comply with the provisions of this
Section 6 as promptly as practicable after the Effective Date.

           SECTION 7. INVESTING OF AMOUNTS IN THE LC COLLATERAL ACCOUNT. The Collateral Agent will, subject to the provisions of Sections 6, 6(c) and 20, from time to time (a) invest amounts received with respect to the LC Collateral Account in such Temporary Cash Investments credited to (A) the LC Collateral Account as the Company may select or (B) in the case of Temporary Cash Investments consisting of Securities Collateral, a securities account in which the Collateral Agent is the securities intermediary or a securities account subject to a Securities Account Control Agreement, and (b) invest interest paid on the Temporary Cash Investments referred to in clause (a) above, and reinvest other proceeds of any such Temporary Cash Investments that may mature or be sold, in each case in such Temporary Cash Investments credited in the same manner. Interest and proceeds that are not invested or reinvested in Temporary Cash Investments as provided above shall be deposited and held in the LC Collateral Account.

           SECTION 8. MAINTAINING LETTER OF CREDIT RIGHTS AND GIVING NOTICE OF COMMERCIAL TORT CLAIMS. Until the Release Conditions have been satisfied:

            (a) Each Grantor will promptly give notice to the Collateral Agent of any letter-of-credit rights of $5,000,000 or more in respect of any letter of credit that may arise in the future and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all action reasonably requested by the Collateral Agent, to subject such letter-of-credit rights to the security interest created under this Agreement (including, without limitation, using its commercially reasonably efforts to maintain all letter-of-credit rights assigned to the Collateral Agent so that the Collateral Agent has control of such letter-of-credit rights in the manner specified in
Section 9-107 of the UCC); and

            (b) Each Grantor will promptly give notice to the Collateral Agent of any commercial tort claim of $5,000,000 or more that may arise in the future and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all action reasonably requested by the Collateral Agent, to subject such commercial tort claim to the security interest created under this Agreement.

           SECTION 9. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

            (a) Such Grantor's exact legal name (as defined in Section 9-503(a) of the UCC) and location (within the meaning of Section 9-307 of the UCC) is correctly set forth in its Perfection Certificate. The information set forth in such Grantor's Perfection Certificate is true and accurate in all respects.

            (b) All Security Collateral consisting of certificated securities and instruments that constitute Pledged Equity or Pledged Debt in a principal amount of $1,000,000 or more have been delivered to the Collateral Agent.

            (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien or adverse claim, except for the security interest created under this Agreement or permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement.

            (d) The Pledged Equity pledged by such Grantor hereunder in any Subsidiary has been duly authorized and validly issued and is fully paid and non assessable. The Pledged Debt of any Subsidiary pledged by such Grantor hereunder
(i) has been duly authorized, authenticated or issued and delivered and (ii) is the legal, valid and binding obligation of the issuer thereof, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

            (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding shares of stock or other Equity Interest of the issuers thereof indicated on Schedule I hereto. The Initial Pledged Debt listed on Schedule II hereto constitutes all of the outstanding indebtedness in a principal amount of $1,000,000 or more as of the date hereof which is evidenced by a promissory note or other instrument owed to such Grantor by the issuers thereof.

            (f) This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions required under this Agreement and actions that may be required in foreign jurisdictions with respect to Equity Interests in Foreign Subsidiaries, perfected first priority security interest (subject to any Liens otherwise permitted under the Credit Agreement) in the Collateral of such Grantor, securing the payment of the Secured Obligations.

            (g) No material authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, except (y) as the performance of this Agreement by Foster Wheeler International Corporation may be limited by the Caribe Letter and (z) for actions that may be required in foreign jurisdictions with respect to Equity Interests in Foreign Subsidiaries, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for (w) the filing of financing and continuation statements under the UCC, which financing statements will promptly be duly filed and in full force and effect, and actions that may be required in foreign jurisdictions with respect to Equity Interests in Foreign Subsidiaries,
(x) the recordation of the Intellectual Property Security Agreements referred to in Section 12(c) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements will promptly be duly recorded and in full force and effect, and similar filings and/or actions that may be required in foreign jurisdictions with respect to foreign Intellectual Property Collateral,
(y) in the case of Parent and Foreign Holdings, the filing of this Agreement as a "charge" under the Companies Act of 1981, Bermuda, to ensure the priority purported to be created hereby and (z) the actions described in Section 5 with respect to Security Collateral, which actions have been or will promptly be taken and in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as (w) may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or as may be required by the UCC, (x) with respect to any Collateral owned by Parent or Foreign Holdings, may be required from the Bermuda Monetary Authority, (y) may be required from Banco Mercantil C.A. Banco Universal under the Caribe Letter and (z) may be required in foreign jurisdictions with respect to Equity Interests in Foreign Subsidiaries.

            (h) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all applicable requirements of the Fair Labor Standards Act.

            (i)   As to itself and its Intellectual Property Collateral:

            (i) The rights of such Grantor in or to any material Intellectual Property Collateral do not conflict with, misappropriate or infringe the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe the intellectual property rights of any third party, except for any such misappropriations, infringements or claims that would not have a material impact on the overall value of all of the Collateral.

           (ii) Such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to any material Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

          (iii) The Intellectual Property Collateral set forth on Schedule III hereto includes all of the material United States-issued patents, patent applications, trademark registrations and applications and copyright registrations and applications owned by such Grantor.

           (iv) Such Grantor has made or performed all reasonable and necessary filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every material item of Intellectual Property Collateral in full force and effect, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office. Such Grantor has used proper statutory notice in connection with its use of each material patent, trademark and copyright of the Intellectual Property Collateral, except for any such notices which the failure of the Grantor to give would not have a material impact on the overall value of all of the Collateral.

            (j) As of the date hereof, no Grantor has any commercial tort claim (as defined in Section 9-102(13) of the UCC) of $5,000,000 or more other than those listed in Schedule V hereto.

           SECTION 10. FURTHER ASSURANCES. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary (including, without limitation, actions necessary to obtain control of Collateral (including letter-of-credit rights) as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC), or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor; PROVIDED that (x) no Grantor shall be required to take any such action either: (i) with respect to Intellectual Property Collateral, in a foreign jurisdiction or (ii) with respect to any Collateral, under the Federal Assignment of Claims Act (or any similar state of local statute) and (y) with respect to any action that requires the consent of a third party, a Grantor shall only be required to use commercially reasonable efforts to obtain such consent. Without limiting the generality of the foregoing but subject to the proviso above, each Grantor will promptly with respect to Collateral of such
Grantor: (i) if any Pledged Debt in a principal amount of $1,000,000 or more shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices with respect to the Intellectual Property Collateral, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Pledged Equity that constitutes certificated securities, accompanied by undated stock powers executed in blank; and (iv) deliver to the Collateral

Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

            (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof. The Collateral Agent will deliver to the Company copies of any such financing statements, continuation statements and amendments filed by it after the Effective Date.

            (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            (d)   The Company agrees that:

            (i) If the Company shall have filed its quarterly report on Form 10-Q for the fiscal quarter ended June 28, 2002 on or prior to the Effective Date, the Company shall as soon as possible thereafter file with the Securities and Exchange Commission a current report on Form 8-K or a revised quarterly report on Form 10-Q containing a balance sheet that is substantially consistent with the balance sheet delivered to the Administrative Agent pursuant to Section 4.01(i) of the Credit Agreement.

           (ii) If the Company shall not have filed its quarterly report on Form 10-Q for the fiscal quarter ended June 28, 2002 on or prior to the Effective Date, the Company shall when it files such report with the Securities and Exchange Commission include therein a balance sheet that is substantially consistent with the balance sheet delivered to the Administrative Agent pursuant to Section 4.01(i) of the Credit Agreement.

           SECTION 11. POST-CLOSING CHANGES; COLLECTIONS ON ASSIGNED AGREEMENTS, RECEIVABLES AND RELATED CONTRACTS. (a) No Grantor will change its (i) legal name,

(ii) location (within the meaning of Section 9-307 of the UCC) or (iii) federal taxpayer identification number from those set forth in its Perfection Certificate without first giving at least 15 days' prior written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will become bound by a security agreement authenticated by another Person that is not a Grantor (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days' prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent's security interest in the Collateral will be maintained.

            (b) The Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Deposit Account and either (A) released to such Grantor on the terms set forth in
Section 6(C) so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 20(C) at the direction of the Required Lenders and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

           SECTION 12. AS TO INTELLECTUAL PROPERTY COLLATERAL. (a) With respect to each material item of its Intellectual Property Collateral, each Grantor agrees, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, (x) to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office and the U.S. Copyright Office, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office or the U.S. Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings, and (y) not to, without the written consent of the Collateral Agent (which will not be unreasonably withheld or delayed), discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright.

            (b) In the event that any Grantor becomes aware that any material item of the Intellectual Property Collateral is being infringed or misappropriated by a third party in a manner that would have a material impact on the overall value of all of the Collateral, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor reasonably deems appropriate under the circumstances to protect such Intellectual Property Collateral.

            (c) With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit E hereto (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office and the U.S. Copyright Office necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

            (d) Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 2(a)(vii) that is not on the date hereof a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 2 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business associated therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto and (iii) with respect to any such Intellectual Property Collateral that is registered in the U.S. Patent and Trademark Office or the U.S. Copyright Office, such Grantor shall (A) give to the Collateral Agent written notice thereof on a quarterly basis, (B) execute and deliver to the Collateral Agent, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "ADDITIONAL COLLATERAL" thereunder and as defined therein and (C) record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office or the U.S. Copyright Office.

           SECTION 13. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default shall have occurred and be continuing and such Grantor has not received the notice referred to in subsection (b) below:

            (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral consisting of Pledged Equity and Pledged Debt of such Grantor or any part thereof for any purpose other than originate Entitlement Orders (as defined in any Securities Account Control Agreement) with respect to the Securities Accounts; PROVIDED, HOWEVER, that such Grantor will not exercise or refrain from exercising any such right if such action would constitute an Event of Default under the Credit Agreement.

           (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; PROVIDED, HOWEVER, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and (to the extent it constitutes Pledged Debt in a principal amount of $1,000,000 or more) shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b) Upon the occurrence and during the continuance of an Event of Default and upon notice to the Grantors:

            (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(A)(I) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 13(A)(II) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

           (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 13(B) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Agent shall be authorized to send to each Securities Intermediary as defined in and under any Securities Account Control Agreement a Notice of Exclusive Control as defined in and under such Securities Account Control Agreement.

           SECTION 14. AS TO LETTER-OF-CREDIT RIGHTS. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights in respect of any letter of credit of $5,000,000 or more to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of such letters of credit of which it is or hereafter becomes a beneficiary. Upon the request of the Collateral Agent, each Grantor will promptly use its commercially reasonable efforts to cause the issuer of each such letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof and deliver written evidence of such consent to the Collateral Agent.

            (b) Upon the occurrence and during the continuance of an Event of Default, each Grantor will, promptly upon request by the Collateral Agent, (i) notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit of $5,000,000 or more that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit.

           SECTION 15. INSURANCE RECEIVABLES. (a) Schedule VII hereto lists as of the date hereof each insurance policy that covers claims relating to asbestos liability under which any Grantor is a beneficiary or otherwise entitled to reimbursement or payment (any such policy, an "ASBESTOS POLICY"). Each Grantor shall use its commercially reasonable efforts to notify each insurance company that is the issuer of any Asbestos Policy of, and deliver to the Collateral Agent a consent and acknowledgment, in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Agent, from each such insurance company to, the assignment of the receivables under such Asbestos Policy to the Collateral Agent pursuant to this Agreement.

            (b) If any Grantor becomes a beneficiary or otherwise entitled to reimbursement or payment under any Asbestos Policy, such Grantor shall use its commercially reasonable efforts to notify the insurance company that is issuer of such Asbestos Policy of, and deliver to the Collateral Agent a consent and acknowledgment, in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Agent, from such insurance company to, the assignment of the receivables under such Asbestos Policy to the Collateral Agent pursuant to this Agreement.

           SECTION 16. TRANSFERS AND OTHER LIENS. Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

           SECTION 17. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney in fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

           (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to the Credit Agreement,

            (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

           (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

            (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

           SECTION 18. COLLATERAL AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but shall not be obligated to, perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 21; PROVIDED that, unless the Collateral Agent determines that the circumstances do not so permit, the Collateral Agent shall notify such Grantor of any such action ten Business Days' prior to taking, or causing to be taken, such action.

           SECTION 19. THE COLLATERAL AGENT'S DUTIES. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

            (b) Except for the obligation of the Collateral Agent to make distributions in respect of the Senior Note Obligations under Section 20(c)(ii), none of the Lender Parties shall be under any fiduciary, contractual or other duty to the Senior Noteholders or the Trustee.

            (c) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "COLLATERAL AGENT," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; PROVIDED, HOWEVER, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

            (d) The provisions of Article VIII of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties hereto in such respect.

           SECTION 20. REMEDIES. If either (x) any Event of Default shall have occurred and be continuing and the Required Lenders shall have so instructed the Collateral Agent or (y) (i) the maturity of the Senior Notes shall have been accelerated and/or the principal of the Senior Notes shall not have been paid at maturity, (ii) such condition shall have continued for 60 consecutive days and
(iii) holders of a majority of the Senior Note Obligations shall have so instructed the Collateral Agent:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the

Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Collateral Agent may, without notice to, or consent from, the Grantor, (i) transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Grantor's Obligations (and, to the extent contemplated by the Credit Agreement, the Senior Note Obligations) and (ii) transfer, or direct the transfer of, funds from the Other Deposit Accounts to the Collateral Deposit Account or the LC Collateral Account. The Collateral Agent shall notify the Grantor promptly following any such transfer or direction; PROVIDED that the failure to give such notice shall not affect the validity of such transfer or direction.

            (c) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent for the benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

            (i)   in the case of Unrestricted Collateral:

                           (A) to pay the expenses of such sale or disposition,
                     including reasonable compensation to agents of and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Section 21 or Section 10.06 of the Credit Agreement;

                           (B) to pay ratably all fees payable in respect of the
                     Term Loans, until payment in full of all such fees shall have been made;

                           (C) to pay ratably all interest (including
                     Post-Petition Interest) on the Term Loans, until payment in full of all such interest shall have been made;

                           (D) to pay ratably the unpaid principal of the Term
                     Loans, until payment in full of the principal of all Term Loans shall have been made;

                           (E) to pay ratably all other amounts in respect of
                     the Term Loans, until payment in full of all such amounts shall have been made;

                           (F) to pay ratably all fees payable in respect of the
                     Revolving Credit Loans, the Secured Hedging Agreements and the Secured Cash Management Agreements, until payment in full of all such fees shall have been made;

                           (G) to pay ratably all interest (including
                     Post-Petition Interest) on the Revolving Credit Loans and under the Secured Hedging Agreements and the Secured Cash Management Agreements, until payment in full of all such interest shall have been made;

                           (H) to pay ratably the unpaid principal of the
                     Revolving Credit Loans and any unreimbursed amounts in respect of any Letter of Credit Obligations, and the principal amount of the obligations under the Secured Hedging Agreements and the Secured Cash Management Agreements, and to Cash Collateralize ratably the remaining Letter of Credit Obligations up to the aggregate amount of such Letter of Credit Obligations then outstanding, until payment in full of such principal and other amounts and such Cash Collateralization shall have been made; PROVIDED that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the L/C Issuer that issued such Letter of Credit the amount held in the LC Collateral Account in respect of such Letter of Credit and PROVIDED FURTHER that, to the extent that the Letter of Credit Obligations are permanently reduced pursuant to Section 2.12 of the Credit Agreement or otherwise and as a result thereof the amount of the Collateral in the LC Collateral Account shall exceed the aggregate amount of the Letter of Credit Obligations then outstanding, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 20(c)(i);

                           (I) to pay ratably all other amounts in respect of
                     the Revolving Credit Loans, the Secured Hedging Agreements and the Secured Cash Management Agreements, until payment in full of all such amounts shall have been made; and

                           (J) to pay to the applicable Grantor or to whomsoever
                     may be lawfully entitled to receive any surplus from the proceeds of the Collateral owned by it.

                    (ii)   in the case of Restricted Collateral:

                           (A) to pay the expenses of such sale or disposition,
                     including reasonable compensation to agents of and counsel for the Collateral Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents, and any other amounts then due and payable to the Collateral Agent pursuant to Section 21 or Section 10.06 of the Credit Agreement;

                           (B) to pay ratably all fees payable in respect of the
                     Term Loans, until payment in full of all such fees shall have been made;

                           (C) to pay ratably all interest (including
                     Post-Petition Interest) on the Term Loans, until payment in full of all such interest shall have been made;

                           (D) to pay ratably the unpaid principal of the Term
                     Loans, until payment in full of the principal of all Term Loans shall have been made;

                           (E) to pay ratably all other amounts in respect of
                     the Term Loans, until payment in full of all such amounts shall have been made;

                           (F) to pay ratably any unpaid drawings on Letters of
                     Credit and thereafter to Cash Collateralize ratably the then- remaining Letter of Credit Obligations, until such payment and Cash Collateralization shall have been made; PROVIDED that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the L/C Issuer that issued such Letter of Credit the amount held in the LC Collateral Account in respect of such Letter of Credit, and PROVIDED FURTHER that, to the extent that any such Letter of Credit Obligations are permanently reduced pursuant to
                     Section 2.12 of the Credit Agreement or otherwise and as a result thereof the amount of the Collateral in the LC Collateral Account shall exceed the then-remaining aggregate Letter of Credit Obligations, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 20(c)(ii);

                           (G) to pay (or provide for the payment of) ratably
                     all amounts in respect of the Revolving Credit Loans, the Secured Hedging Agreements, the Secured Cash Management Agreements and the Senior Note Obligations, until payment in full of all such amounts shall have been made; and

                           (H) to pay to the applicable Grantor or to whomsoever
                     may be lawfully entitled to receive any surplus from the proceeds of the Collateral owned by it.

PROVIDED that, for purposes of this Section 20, the amount owing to any such Lender Party pursuant to any Secured Hedging Agreement to which it is a party (other than any amount therefore accrued and unpaid) shall be deemed to be equal to the maximum aggregate amount (after giving effect to any netting agreements) that such Lender Party would be entitled to receive if such Secured Hedging Agreement were terminated at such time.

           (d) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be



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



received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

            (e) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

            (f) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

            (g) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this
Section 20, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

            (i) if such Security Collateral constitutes Pledged Equity of a Subsidiary of such Grantor, execute and deliver, and cause the issuer of such Pledged Equity contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Equity under the provisions of the Securities Act of 1933 (as amended from time to time, the "SECURITIES ACT"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

           (ii) use its best efforts to qualify such Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

           (iii) cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

           (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

Notwithstanding the foregoing, the Collateral Agent is authorized, in connection with any such sale, if it deems it advisable to do so, (A) to restrict the prospective bidders on or purchasers of any of such Security Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Security Collateral, (B) to cause to be placed on certificates for any or all of such Security Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act and may not be disposed of in violation of the provisions of the Securities Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with the Securities Act or any other law. The parties acknowledge and agree that only under very unusual circumstances, if ever, would the Collateral Agent be required to register such Security Collateral under the Securities Act in order to effect a commercially reasonable sale.

            (h) The Collateral Agent is authorized, in connection with any sale of Security Collateral pursuant to this Section 20, to deliver or otherwise disclose to any prospective purchaser of such Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (g)(i) above; and (ii) any other information in its possession relating to such Security Collateral.

            (i) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in subsection
(g) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, the Collateral Agent shall have the right of specific performance.

           SECTION 21. INDEMNITY AND EXPENSES. Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

           SECTION 22. EFFECTIVENESS. This Agreement shall become effective on the Effective Date (as defined in the Credit Agreement) immediately after the satisfaction of the conditions to effectiveness of the Credit Agreement set forth in Section 4.01 thereof (including without limitation the delivery of the balance sheet referred to in subsection (i) thereof), and at such time the Pledge Agreement dated as of May 25, 2001 between the pledgors party thereto and Bank of America N.A. (as successor to Bank of America National Trust and Savings Association), as collateral agent, shall automatically be terminated and replaced hereby.

           SECTION 23. AMENDMENTS; WAIVERS; COLLATERAL AGENT ACTIONS; ADDITIONAL GRANTORS; ETC. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Except as otherwise provided in Section 20, the Collateral Agent shall take instructions from the Required Lenders as to all matters (or from all Lenders in the circumstances specified in the proviso to Section 10.03 of the Credit Agreement). Any such action, including any release of Collateral, shall be binding on the Senior Noteholders; PROVIDED that the prior written consent of the Trustee shall be required to amend (y) Section 20(c)(ii) in a manner adverse to the Senior Noteholders or (y) the definition of "Restricted Collateral" in a manner adverse to the Senior Noteholders if and to the extent that the other Secured Parties would continue to have a Lien on the Restricted Collateral after giving effect to such amendment.

            (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to "GRANTOR" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to "COLLATERAL" shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules XII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules XII, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

           SECTION 24. NOTICES; ETC. (a) GENERAL. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, as set forth in or designated pursuant to Section 10.05 of the Credit Agreement. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and
(ii)(A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; PROVIDED, HOWEVER, that notices and other communications to the Collateral Agent shall not be effective until actually received by the Collateral Agent.

            (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. Collateral Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all parties hereto. The Collateral Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

           (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as information as provided in Section 5.01 of the Credit Agreement and to distribute

Collateral Documents for execution by the parties thereto, and may not be used for any other purpose.

            (d) RELIANCE BY COLLATERAL AGENT. The Collateral Agent shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Grantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Grantor shall indemnify the Collateral Agent and its Affiliates from all losses and liabilities, and all reasonable costs and expenses, resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Grantor absent gross negligence or willful misconduct. All communications with the Collateral Agent may be recorded by the Collateral Agent, and each of the parties hereto hereby consents to such recording.

            (e) The Collateral Agent may rely on any notice (whether or not such notice is made in a manner permitted or required by this Agreement or any Loan Document) purportedly made by or on behalf of the Company (including acting on behalf of any other Grantor) or any other Grantor, and the Collateral Agent shall not have any duty to verify the identity or authority of any Person giving such notice.

           SECTION 25. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the satisfaction of the Release Conditions, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) or in respect of the Senior Notes to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in Section 10.14 of the Credit Agreement or as applied to the Senior Notes.

           SECTION 26. RELEASE; TERMINATION. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor to any Person other than another Grantor (or a Subsidiary that is required to be a Grantor) in a transaction which is permitted by the terms of the Loan Documents, such Collateral will be sold, leased, transferred or otherwise disposed of free and clear of the Liens created hereby, and the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby. Each Grantor acknowledges and agrees that the Collateral Agent shall be entitled to conclusively rely on a certification by the Company with respect to the matters set forth in this
Section 26.

            (b) Upon the satisfaction of the Release Conditions, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. At any time and from time to time prior to such termination, the Collateral Agent shall release any Collateral in accordance with Section 10.03(b) of the Credit Agreement. If at any time prior to such termination, the Indenture or the obligation of the Company to provide equal and ratable security thereunder is terminated, the rights of the Senior Noteholders and the Trustee hereunder shall simultaneously terminate. Upon any such termination or release, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination or release, as the case may be.

           SECTION 27. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

           (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Credit Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Credit Party or any of its Subsidiaries or otherwise;

            (c) any taking, exchange, release or non perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

            (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Credit Party under or in respect of the Loan Documents or any other assets of any Credit Party or any of its Subsidiaries;

           (e) any change, restructuring or termination of the corporate structure or existence of any Credit Party or any of its Subsidiaries;

            (f) any failure of any Secured Party to disclose to any Credit Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Credit Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

            (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations;

            (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest; or

            (i) (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Grantor or other rights of such Grantor to proceed against any of the other Credit Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Grantor hereunder.

           SECTION 28. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

           SECTION 29. THE MORTGAGES. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

           SECTION 30. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

           SECTION 31. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not individually or personally but solely as Owner Trustee of the Perryville III Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Perryville III Trust are made and intended not as personal representations, undertakings and agreements by The Bank of New York, but are made and intended for the purpose of binding only the Perryville III Trust, (c) nothing herein contained shall be construed as creating any liability on The Bank of New York, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties and (d) under no circumstances shall The Bank of New York be personally liable for the payment of any indebtedness or expenses of the Perryville III Trust or the other Grantors or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Perryville III Trust or the other Grantors under this Agreement.

           IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

ATTEST:                                     FOSTER WHEELER LLC
                                            By: Foreign Holdings Ltd.,
                                                its sole member


By /S/ STEVEN I. WEINSTEIN                  By /S/ ROBERT D. ISEMAN
  ----------------------------------        ------------------------------------
    Title: Vice President                   Title: Vice President and Treasurer



                                            FOSTER WHEELER USA CORPORATION
                                            FOSTER WHEELER POWER GROUP,
                                                 INC. (formerly known as FOSTER
                                                 WHEELER ENERGY
                                                 INTERNATIONAL, INC.)
                                            FOSTER WHEELER ENERGY
                                                 CORPORATION
                                            FOSTER WHEELER INC. (formerly known
                                                 as FOSTER WHEELER US
                                                 HOLDINGS, INC.)
                                            FOSTER WHEELER INTERNATIONAL
                                                 HOLDINGS, INC.
                                            FOREIGN HOLDINGS LTD.
                                            FOSTER WHEELER LTD.
                                            EQUIPMENT CONSULTANTS, INC.
                                            FOSTER WHEELER ASIA LIMITED
                                            FOSTER WHEELER CAPITAL &
                                                 FINANCE CORPORATION
                                            FOSTER WHEELER CONSTRUCTORS, INC.
                                            FOSTER WHEELER DEVELOPMENT
                                                 CORPORATION
                                            FOSTER WHEELER ENERGY
                                                 MANUFACTURING, INC.
                                            FOSTER WHEELER ENERGY
                                                 SERVICES, INC.
                                            FOSTER WHEELER ENVIRESPONSE, INC.
                                            FOSTER WHEELER ENVIRONMENTAL
                                                 CORPORATION

                                            FOSTER WHEELER FACILITIES
                                                 MANAGEMENT, INC.
                                            FOSTER WHEELER INTERNATIONAL
                                                 CORPORATION
                                            FOSTER WHEELER POWER SYSTEMS, INC.
                                            FOSTER WHEELER PYROPOWER, INC.
                                            FOSTER WHEELER REAL ESTATE
                                                 DEVELOPMENT CORP.
                                            FOSTER WHEELER REALTY SERVICES,
                                                 INC.
                                            FOSTER WHEELER VIRGIN ISLANDS, INC.
                                            FOSTER WHEELER ZACK, INC.
                                            FW MORTSHAL, INC.
                                            FW TECHNOLOGIES HOLDING, LLC
                                            HFM INTERNATIONAL, INC.
                                            PROCESS CONSULTANTS, INC.
                                            PYROPOWER OPERATING SERVICES
                                                 COMPANY, INC.


                                            By: /S/ ROBERT D. ISEMAN
                                               ---------------------------------
                                                 Title: Authorized Person

                                      PERRYVILLE III TRUST

                                      By:  THE BANK OF NEW YORK, not in
                                           its individual capacity but solely in
                                           its capacity as the Owner Trustee of
                                           the Perryville III Trust


                                      By: /S/ JOSEPH MATE
                                         ---------------------------------------
                                           Title: Assistant Vice President



                                                    SCHEDULE I TO THE
                                                   SECURITY AGREEMENT


                                            PLEDGED EQUITY


                                         CLASS OF                                                                    PERCENTAGE OF
                                          EQUITY             PAR             CERTIFICATE          NUMBER OF           OUTSTANDING
    GRANTOR            ISSUER            INTEREST           VALUE               NO(S)               SHARES               SHARES
===============  ================== ==================  ==============  ===================== ==================  ==================





                                                                                                SCHEDULE II TO THE
                                                                                                SECURITY AGREEMENT

                                                   PLEDGED DEBT


                                                                                                                       OUTSTANDING
                                                DESCRIPTION OF             DEBT CERTIFICATE              FINAL          PRINCIPAL
       GRANTOR            DEBT ISSUER                DEBT                       NO(S).                  MATURITY         AMOUNT
=====================  ================== ==========================  ===========================  ================== ==============









                                                                                           SCHEDULE III TO THE
                                                                                            SECURITY AGREEMENT

                                   UNITED STATES PATENTS, TRADEMARKS AND
                                        TRADE NAMES AND COPYRIGHTS


      GRANTOR          PATENTS            PATENT NO.          APPLIC. NO.          FILING DATE         ISSUE DATE
      -------          -------            ----------          -----------          -----------         ----------






                       TRADEMARKS AND
     GRANTOR            TRADE NAMES                  MARK             REG. NO.          APPLIC. NO.       FILING DATE    ISSUE DATE
     -------            -----------                  ----             --------          -----------       -----------    ----------






      GRANTOR        COPYRIGHTS              TITLE              REG. NO.            APPLIC. NO.        FILING DATE      ISSUE DATE
      -------        ----------              -----              --------            -----------        -----------      ----------





                                                                                                SCHEDULE IV TO THE
                                                                                                SECURITY AGREEMENT
                                                ACCOUNT COLLATERAL


                                     NAME AND ADDRESS
                                    OF PLEDGED ACCOUNT            MAILING ADDRESS OF
           GRANTOR                         BANK                    PLEDGED ACCOUNT                ACCOUNT NUMBER
=============================  ============================  ============================  ============================






                                                               SCHEDULE V TO THE
                                                              SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

     [DESCRIBE NATURE OF CLAIM(S)-SEE COMMENT 5 TO SECTION 9-108 OF THE UCC]

                                                              SCHEDULE VI TO THE
                                                              SECURITY AGREEMENT

                         ADDITIONAL SECURED OBLIGATIONS

                                                             SCHEDULE VII TO THE
                                                              SECURITY AGREEMENT

                              INSURANCE RECEIVABLES

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                                     [Date of Security Agreement
                                                      Supplement]

Bank of America, N.A.,
  as the Collateral Agent for the
  Secured Parties referred to in the
  Credit Agreement referred to below
Agency Management - Mail CA5-701-05-19
1455 Market Street, 5th Floor
San Francisco, CA 94103-1399
Attn: Carl F. Fye, Vice President

                               Foster Wheeler LLC

Ladies and Gentlemen:

           Reference is made to (i) the Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Foster Wheeler LLC, a Delaware limited liability corporation, Foster Wheeler USA Corporation, a Delaware corporation, Foster Wheeler Power Group, Inc. a Delaware corporation, and Foster Wheeler Energy Corporation, a Delaware corporation, the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "COLLATERAL AGENT"), and (ii) the Security Agreement dated as of August 16, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

           SECTION 1. GRANT OF SECURITY. The undersigned hereby pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located



                               Exhibit A - page 1
and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

           SECTION 2. SECURITY FOR OBLIGATIONS. The pledge and grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

           SECTION 3. SUPPLEMENTS TO SECURITY AGREEMENT SCHEDULES. The undersigned has attached hereto supplemental Schedules I through VII to Schedules I through VII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.

           SECTION 4. REPRESENTATIONS AND WARRANTIES. The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

           SECTION 5. OBLIGATIONS UNDER THE SECURITY AGREEMENT. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

           SECTION 6. GOVERNING LAW. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                    Very truly yours,

                                                    [NAME OF ADDITIONAL GRANTOR]

                                                    By__________________________
                                                        Title:




                               Exhibit A - page 2

                               Exhibit A - page 3

                                                    Address for notices:


                                                  --------------------------

                                                  --------------------------












                               Exhibit A - page 4

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT


                        FORM OF ACCOUNT CONTROL AGREEMENT
                      (DEPOSIT ACCOUNT/SECURITIES ACCOUNT)

           ACCOUNT CONTROL AGREEMENT (this "AGREEMENT") dated as of _________ 200_, among ____________, a ____________ (the "GRANTOR"), Bank of America, N.A.,
a national banking association, as Collateral Agent (the "SECURED PARTY"), and ____________, a ____________ ("____________"), as securities intermediary and depository bank (the "ACCOUNT HOLDER").

PRELIMINARY STATEMENTS:

           (1) The Grantor has granted the Secured Party a security interest (the "SECURITY INTEREST") in the following accounts maintained by the Account Holder for the Grantor (each, an "ACCOUNT" and collectively, the "ACCOUNTS"):

           [Insert account numbers and other identifying information.]

           (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

           NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

           SECTION 1. THE ACCOUNTS. The Account Holder represents and warrants to, and agrees with, the Secured Party that:

            (a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

            (b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is (i) the bank with which each Account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account. The Grantor is (x) the



                               Exhibit B - page 1

Account Holder's customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

            (c) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

            (d) Attached as Exhibit A hereto are statements of the respective Accounts as of the date hereof showing the property credited to each Account.

           (e) The Account Holder does not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

           SECTION 2. CONTROL BY SECURED PARTY. The Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an "ACCOUNT DIRECTION"), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other Person.

           SECTION 3.  GRANTOR'S RIGHTS IN ACCOUNTS.

            (a) Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Secured Party.

            (b) Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a "NOTICE OF EXCLUSIVE CONTROL" with respect to such Account), the Account Holder
(i) will comply with the Account Directions and other directions concerning each Account originated by the Grantor and (ii) may distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in such Account.




                               Exhibit B - page 2

            (c) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will comply only with Account Directions originated by the Secured Party and will cease:

            (i) complying with Account Directions or other directions concerning such Account originated by the Grantor and

           (ii) distributing to the Grantor interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

           SECTION 4. PRIORITY OF SECURED PARTY'S SECURITY INTEREST. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder
(A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment (x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

            (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Account.

           SECTION 5. STATEMENTS, CONFIRMATIONS, AND NOTICES OF ADVERSE CLAIMS.
(a) Upon the request of the Secured Party, the Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.

            (b) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.




                               Exhibit B - page 3

           SECTION 6. THE ACCOUNT HOLDER'S RESPONSIBILITY. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

            (b) The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

            (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

           SECTION 7. INDEMNITY. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

           SECTION 8. TERMINATION; SURVIVAL. (a) The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor. If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

            (b) The Account Holder may terminate this Agreement on 30 days' prior notice to the Secured Party and the Grantor, PROVIDED that before such termination



                               Exhibit B - page 4
the Account Holder and the Grantor, unless otherwise agreed to by the Secured Party, shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

            (c)   Sections 6 and 7 will survive termination of this Agreement.

           SECTION 9. GOVERNING LAW. This Agreement and, notwithstanding anything to the contrary in any agreement between the Account Holder and the Grantor, each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Secured Party's express prior written agreement.

           SECTION 10. ENTIRE AGREEMENT. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

           SECTION 11. AMENDMENTS. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

           SECTION 12. FINANCIAL ASSETS. The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

           SECTION 13. NOTICES. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

           SECTION 14. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.



                               Exhibit B - page 5

           SECTION 15. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                                      * * *
















                               Exhibit B - page 6

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          [NAME OF GRANTOR]


                                          By
                                             -----------------------------------

                                         Name:
                                         Title:

                                          Address:

                                              ----------------------------------


                                              ----------------------------------




                                          BANK OF AMERICA, N.A., as
                                            Collateral Agent


                                          By -----------------------------------

                                         Name:
                                         Title:

                                          Address:

                                           -------------------------------------


                                           -------------------------------------




                                          [NAME OF ACCOUNT HOLDER]


                                          By -----------------------------------

                                          Name:
                                          Title:

                                          Address:

                                         ---------------------------------------


                                         ---------------------------------------





                               Exhibit B - page 7

                                    EXHIBIT A

           [Statements of the various Accounts showing the property credited to each Account]












                               Exhibit B - page 8

                                                                EXHIBIT C TO THE
                                                              SECURITY AGREEMENT

                          FORM OF CONSENT AND AGREEMENT

           The undersigned (the "INSURER") hereby acknowledges and consents to the grant by [Name of Grantor] (the "GRANTOR") to Bank of America, N.A. (the "COLLATERAL AGENT"), as collateral agent for the lenders and other secured parties under the Security Agreement dated as of August 16, 2002 among the Grantor, the other lien grantors party thereto and the Collateral Agent, of a security interest in the following insurance policies (the "POLICIES") with the Insurer for which the Grantor is the beneficiary or otherwise entitled to reimbursement or payment:

             [list policy numbers and other identifying information]

           Until the Insurer shall have received written notice from the Collateral Agent that an "Event of Default" under the Credit Agreement dated as of August 2, 2002, among Foster Wheeler LLC and certain of its affiliates (as co-borrowers and guarantors), the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, shall have occurred, the Insurer shall pay any proceeds under the Policies to the Grantor.


                                            [NAME OF INSURER]


                                            By:   ___________________________
                                                  Name:
                                                  Title:

















                               Exhibit C - page 1

                                                                EXHIBIT D TO THE
                                                              SECURITY AGREEMENT

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT
                              (Securities Account)

           CONTROL AGREEMENT dated as of _________, 200_ among ____________, a ____________(the "GRANTOR"), Bank of America, N.A., a national banking association, as Collateral Agent (the "SECURED PARTY") and ____________, a ____________ ("____________"), as securities intermediary (the "SECURITIES INTERMEDIARY").

           PRELIMINARY STATEMENTS:

           (1) The Grantor has granted the Secured Party a security interest (the "SECURITY INTEREST") in account no. ____________ maintained by the Securities Intermediary for the Grantor (the "ACCOUNT").

           (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

           NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

           SECTION 1. THE ACCOUNT. The Securities Intermediary represents and warrants to, and agrees with, the Grantor and the Secured Party that:

            (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

            (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

            (c) The State of New York is, and will continue to be, the Securities Intermediary's jurisdiction of organization for purposes of Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.














                               Exhibit D - page 1

            (d) Exhibit A attached hereto is a statement of the property credited to the Account on the date hereof.

            (e) The Securities Intermediary does not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

           SECTION 2. CONTROL BY SECURED PARTY. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "ENTITLEMENT ORDER") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

           SECTION 3.  GRANTOR'S RIGHTS IN ACCOUNT.

            (a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

            (b) Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary (i) will comply with the Account Directions and other directions concerning each Account originated by the Grantor and (ii) may distribute to the Grantor all interest and regular cash dividends on property in the Account.

            (c) If the Securities Intermediary receives from the Secured Party a Notice of Exclusive Control, the Securities Intermediary will cease:

            (i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

           (ii) distributing to the Grantor interest and dividends on property in the Account.

           SECTION 4. PRIORITY OF SECURED PARTY'S SECURITY INTEREST. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.










                               Exhibit D - page 2

            (b) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

           SECTION 5.  STATEMENTS, CONFIRMATIONS, AND NOTICES OF ADVERSE CLAIMS.
(a) Upon the request of the Secured Party, the Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

            (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

           SECTION 6. THE SECURITIES INTERMEDIARY'S RESPONSIBILITY. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

            (b) The Securities Intermediary will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

            (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor or Secured Party to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

           SECTION 7. INDEMNITY. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims,



                               Exhibit D - page 3
liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

           SECTION 8. TERMINATION; SURVIVAL. (a) The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

            (b) The Securities Intermediary may terminate this Agreement on 30 days' prior notice to the Secured Party and the Grantor, PROVIDED that before such termination the Securities Intermediary and the Grantor shall, unless otherwise agreed to by the Secured Party, make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

            (c)   Sections 6 and 7 will survive termination of this Agreement.
                           -     -

           SECTION 9. GOVERNING LAW. This Agreement and, notwithstanding anything to the contrary in any agreement between the Securities Intermediary and the Grantor, the Account will be governed by the law of the State of New York. The Securities Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

           SECTION 10. ENTIRE AGREEMENT. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

           SECTION 11. AMENDMENTS. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

           SECTION 12. FINANCIAL ASSETS. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

           SECTION 13. NOTICES. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given



                               Exhibit D - page 4
orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

           SECTION 14. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

           SECTION 15. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.



                               Exhibit D - page 5

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      [NAME OF GRANTOR]


                                      By
                                         ---------------------------------------

                                          Title:

                                      Address:

                                      ------------------------------------------


                                      ------------------------------------------




                                      BANK OF AMERICA, N.A., as
                                          Collateral Agent


                                      By
                                         ---------------------------------------

                                          Title:

                                      Address:

                                      ------------------------------------------


                                      ------------------------------------------




                                      [NAME OF SECURITIES
                                          INTERMEDIARY]


                                      By
                                        ----------------------------------------

                                          Title:

                                      Address:

                                      ------------------------------------------


                                      ------------------------------------------




                               Exhibit D - page 6

                                                                EXHIBIT E TO THE
                                                              SECURITY AGREEMENT

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

           This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT") dated ____________, 200_, is made by the Persons listed on the signature pages hereof (collectively, the "GRANTORS") in favor of Bank of America, N.A., as Collateral Agent (the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

           WHEREAS, Foster Wheeler LLC, a Delaware limited liability corporation, and the Co-Borrowers and Guarantors party thereto have entered into the Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), with the Lenders party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. Terms defined in the Credit Agreement or the Security Agreement referred to below and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

           WHEREAS, as a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the LC Issuer under the Credit Agreement, the entry into Hedging Agreements by the Lender Parties party thereto, the entry into Cash Management Agreements by the Lender Parties party thereto from time to time, each Grantor has executed and delivered that certain Security Agreement dated as of August 16, 2002 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

           WHEREAS, under the terms of the Security Agreement, the Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Collateral Agent for the benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office and the United States Copyright Office.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

           SECTION 1. GRANT OF SECURITY. Each Grantor hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in and to



                               Exhibit E - page 1
all of such Grantor's right, title and interest in and to the following (the "COLLATERAL"):

            (i) the United States patents and patent applications set forth in Schedule A hereto together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

           (ii) the United States trademark and service mark registrations and applications set forth in Schedule B hereto (the "TRADEMARKS");

          (iii) the United States copyright registrations and applications set forth in Schedule C hereto (the "COPYRIGHTS");

           (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

            (v)   any and all proceeds of the foregoing.

           SECTION 2. SECURITY FOR OBLIGATIONS. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations (as defined in the Security Agreement) of such Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

           SECTION 3. RECORDATION. Each Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Security Agreement.

           SECTION 4. EXECUTION IN COUNTERPARTS. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           SECTION 5. GRANTS, RIGHTS AND REMEDIES. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security



                               Exhibit E - page 2

Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

           SECTION 6. GOVERNING LAW. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.



                               Exhibit E - page 3

           IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            FOSTER WHEELER LLC


                                            By
                                            ------------------------------------

                                                Name:
                                                Title:

                                            FOSTER WHEELER USA CORPORATION


                                           By
                                           -------------------------------------

                                               Name:
                                               Title:

                                           FOSTER WHEELER POWER GROUP,
                                               INC.


                                           By
                                           -------------------------------------

                                               Name:
                                               Title:

                                           FOSTER WHEELER ENERGY
                                               CORPORATION


                                           By
                                           -------------------------------------

                                               Name:
                                               Title:

                                           FOSTER WHEELER, INC.


                                           By
                                           -------------------------------------

                                               Name:
                                               Title:




                               Exhibit E - page 4

                                                    FOSTER WHEELER DEVELOPMENT
                                                        CORPORATION


                                            By
                                            ------------------------------------

                                                Name:
                                                Title:

                                            Perryville Corporate Park
                                            Clinton, NJ  08809-4000
                                            Attn:  Vice President and Treasurer

                                            Telephone:  908-713-2945
                                            Telecopier:  908-713-2953

                                            FOSTER WHEELER ENVIRONMENTAL
                                                CORPORATION


                                            By
                                            ------------------------------------

                                                Name:
                                                Title:

                                            1000 The American Road
                                            Morris Plains, NJ  07950





                               Exhibit E - page 5

                                                                EXHIBIT F TO THE
                                                              SECURITY AGREEMENT

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT
                                   SUPPLEMENT

           This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP SECURITY AGREEMENT SUPPLEMENT") dated
____________, 200_, is made by the Person listed on the signature page hereof (the "GRANTOR") in favor of Bank of America, N.A., as Collateral Agent (the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below).

           WHEREAS, Foster Wheeler LLC, a Delaware limited liability company, and the Co-Borrowers and Guarantors party thereto have entered into a Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") with the Lenders party thereto and the Bank of America, N.A., as Administrative Agent and Collateral Agent. Terms defined in the Credit Agreement or the Security Agreement referred to below and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

           WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated as of August 16, 2002 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") and that certain Intellectual Property Security Agreement dated ____________, 200_ (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT").

           WHEREAS, under the terms of the Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Collateral Agent for the benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office and the United States Copyright Office.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:



                               Exhibit F - page 1

           SECTION 1. CONFIRMATION OF GRANT OF SECURITY. The Grantor hereby grants to the Collateral Agent for the benefit of the Secured Parties a security interest in and to all of the Grantor's right, title and interest in and to the following (the "ADDITIONAL COLLATERAL"):

            (i) The United States patents and patent applications set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "PATENTS");

           (ii) The United States trademark and service mark registrations and applications set forth in Schedule B hereto (the "TRADEMARKS");

          (iii) The United States copyright registrations and applications set forth in Schedule C hereto (the "COPYRIGHTS");

           (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

            (v)   any and all proceeds of the foregoing.

           SECTION 2. SUPPLEMENT TO SECURITY AGREEMENT. Schedule III to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

           SECTION 3. SECURITY FOR OBLIGATIONS. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Secured Obligations (as defined in the Security Agreement) of the Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

           SECTION 4. RECORDATION. The Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Security Agreement Supplement.

           SECTION 5. GRANTS, RIGHTS AND REMEDIES. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the



                               Exhibit F - page 2

Collateral Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

           SECTION 6. GOVERNING LAW. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.









                               Exhibit F - page 3

           IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                    [NAME OF GRANTOR]


                                            By
                                            ------------------------------------

                                                Name:
                                                Title:

                                            Address for Notices:

                                            ------------------------------------


                                            ------------------------------------


                                            ------------------------------------



                       [ADD ACKNOWLEDGMENT FORM IF NEEDED]




                               Exhibit F - page 4

                                                                EXHIBIT G TO THE
                                                              SECURITY AGREEMENT

                         FORM OF PERFECTION CERTIFICATE

           The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR"). With reference to the Security Agreement dated as of August 16, 2002 among Foster Wheeler LLC, the Grantors party thereto and Bank of America, N.A., as Collateral Agent (terms defined therein being used herein as therein defined), the undersigned certifies to the Collateral Agent and each other Secured Party as follows:

           A. INFORMATION REQUIRED FOR FILINGS UNDER REVISED UCC AND SEARCHES FOR PRIOR FILINGS THEREUNDER.

           1. JURISDICTION OF ORGANIZATION. The Lien Grantor is a [corporation] organized under the laws of ____________.

           2. NAME. The exact corporate name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

           3. PRIOR NAMES. (a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

           (b) Except for the corporate restructuring of Foster Wheeler Corporation in May 2001 or else as set forth in Schedule I hereto, the Lien Grantor has not changed its [corporate] structure1 in any way within the past five years.

           (c) None of the Lien Grantor's Collateral was acquired from another Person within the past [five years], except:

                     (i) property sold to the Lien Grantor by another Person in the ordinary course of such other Person's business;

                     (ii) property with respect to which the Security Interests are to be perfected by taking possession or control thereof;


--------
           (1) Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include in Schedule I the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.



                               Exhibit G - page 1

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                     (iii) property acquired in transactions described in
           Schedule II hereto; and

                     (iv) other property having an aggregate fair market value not exceeding $____________.

           4. FILING OFFICE. In order to perfect the Security Interests granted by the Lien Grantor, a duly signed financing statement on Form UCC-1, with the collateral described as set forth on Schedule III hereto, should be on file in the office of the Secretary of State of ____________.

           B. ADDITIONAL INFORMATION REQUIRED FOR FILINGS UNDER OLD UCC AND SEARCHES FOR PRIOR FILINGS THEREUNDER.

           1. CURRENT LOCATIONS. (a) The chief executive office of the Lien Grantor is located at the following address:


 Mailing Address                   County                   State
-------------------------------------------------------------------------------

The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.

           (b) The following are all places of business of the Lien Grantor not identified above:


 Mailing Address                   County                   State
---------------------------------------------------------- ---------------------


           (c) The following are all locations not identified above where the Lien Grantor maintains any Inventory:2



 Mailing Address                   County                   State
---------------------------------------------------------- ---------------------


--------

           (2) In the alternative, if the Lien Grantor certifies that the value of the Inventory is a small amount, then the locations of the Inventory do not need to be listed under clauses (c) and (d).





                               Exhibit G - page 2

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           (d) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's Inventory:1



 Mailing Address                   County                   State
---------------------------------------------------------- ---------------------


           2. PRIOR LOCATIONS. (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:



           (b) Set forth below is the information required by paragraphs (c) and
(d) of Part B-1 above with respect to each other location or bailee where or with whom any of the Lien Grantor's Inventory has been lodged at any time during the past four months:



           IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of ____________, 200_.


                      ----------------------------------------------------------

                      Name:
                      Title:




                               Exhibit G - page 3

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                                                                    SCHEDULE III
                                                       TO PERFECTION CERTIFICATE

                            DESCRIPTION OF COLLATERAL

All assets of the Debtor whether now owned or hereafter acquired and wherever located, and all proceeds thereof, but otherwise subject to the limitations set forth in the Security Agreement, dated as of August 16, 2002, among the Debtor, certain affiliates thereof and the Secured Party, as collateral agent (as in effect from time to time).







                               Exhibit G - page 4

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